UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 10, 2008

FUTUREFUEL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-52577	20-3340900
(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400
St. Louis, Missouri  63105
(Address of Principal Executive Offices)

(314) 854-8520
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01                                Entry into a Material Definitive Agreement

The Registrant’s wholly owned subsidiary, FutureFuel Chemical Company, has agreed to enter into a multi-year Purchase Agreement with affiliates of The Procter & Gamble Company (“Buyer”), effective as of April 1, 2008.  Under the Purchase Agreement, FutureFuel Chemical Company will continue to sell to Buyer 100% of Buyer’s requirements for Nonanoyl OxyBenzene Sulfonate (“NOBS”), a bleach activator.  FutureFuel Chemical Company must provide NOBS in accordance with the Buyer’s specifications as set forth in the Purchase Agreement.  Additional information regarding the Registrant’s sales of NOBS to Buyer is contained in the Registrant’s Form 10-K for the year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREFUEL CORP.

By:           /s/ Douglas D. Hommert
Douglas D. Hommert, Executive Vice President,
Secretary and Treasurer

Date: April 10, 2008